Exhibit 10.49

@ROAD, INC.

2005 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this 2005 Stock Option Plan are to attract and retain the Vidus Employees and Vidus Consultants, to provide additional incentive to the Vidus Employees and Vidus Consultants and to promote the success of the Company’s business. Options granted under the Plan will be nonstatutory stock options which are options not intended to qualify as incentive stock options under Section 422 of the Code.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Acquisition Agreement” means the Acquisition Agreement dated as of December 15, 2004 by and among the Company, Vidus and NV Partners III-BT LP.

          (b) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

          (c) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

          (d) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

          (e) “Board” means the Board of Directors of the Company.

          (f) “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

          (g) “Closing Date” means the date of closing of the acquisition of Vidus by the Company pursuant to the Acquisition Agreement.

          (h) “Code” means the Internal Revenue Code of 1986, as amended.

          (i) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

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          (j) “Common Stock” means the Common Stock of the Company.

          (k) “Company” means @Road, Inc., a Delaware corporation.

          (l) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (m) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

          (n) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation and includes a Change of Control.

          (o) “Director” means a member of the Board.

          (p) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

          (q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (r) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

          (s) “Option” means a nonstatutory stock option (meaning an option not intended to qualify as an incentive stock option under Section 422 of the Code) granted pursuant to the Plan.

          (t) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option

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Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

          (u) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

          (v) “Optioned Stock” means the Common Stock subject to an Option.

          (w) “Optionee” means an Employee or Consultant who receives an Option.

          (x) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

          (y) “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

          (z) “Plan” means this 2005 Stock Option Plan.

          (aa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

          (bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (cc) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

          (dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

          (ee) “Vidus” means Vidus Limited, a company registered in England and Wales.

          (ff) “Vidus Employee” means an employee of Vidus who becomes an Employee of the Company or a Subsidiary in connection with the acquisition of Vidus by the Company.

          (gg) “Vidus Consultant” means a consultant of Vidus who becomes a Consultant of the Company or a Subsidiary in connection with the acquisition of Vidus by the Company.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 146,146 Shares of Common Stock.

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     The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

     4. Administration of the Plan.

          (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to grant Options under the Plan.

          (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3, to the extent permitted or required by such provisions.

          (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(r) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

               (ii) to select the Vidus Employees and Vidus Consultants to whom Options may from time to time be granted;

               (iii) to determine whether and to what extent Options are granted;

               (iv) to determine the number of Shares of Common Stock to be covered by each Option granted;

               (v) to approve the form(s) of agreement(s) used under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, which terms and conditions include but are

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not limited to the exercise price, the time or times when Options may be exercised, and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(c) instead of Common Stock;

               (viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

               (ix) to construe and interpret the terms of the Plan and Options granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants;

               (x) to make any adjustment or amendment to the Plan or to an outstanding Option with or without a Participant’s consent if such adjustment or amendment is necessary to avoid the Company’s incurring adverse accounting charges, except any charges resulting solely from the fair market value of an option exceeding the exercise price on the date of exercise; and

               (xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

     5. Eligibility.

          (a) Recipients of Grants. Options may be granted to Vidus Employees and Vidus Consultants.

          (b) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without Cause. The terms of employment of any Optionee shall not be affected in any way by Optionee’s participation in the Plan which shall not form part of such employment terms (either expressly or impliedly) nor in any way entitle Optionee to take into account such participation in the Plan in calculating any compensation or damages on the termination of Optionee’s employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to Optionee, and the Optionee’s terms of employment shall be deemed to be varied accordingly.

     6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of one (1) year from the Closing Date unless sooner terminated under Section 14 of the Plan.

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     7. Term of Option. The term of each Option shall be the one (1) year period immediately following the Closing Date; provided that in the event the Optionee dies during the original term of the Option, the original term shall be extended for a period of one (1) year after the death of the Optionee.

     8. Option Exercise Price and Consideration.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined pursuant to Section 2.1(e) of the Acquisition Agreement and set forth in the Option Agreement.

          (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash; (2) check; (3) cancellation of indebtedness; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a securities broker approved by the Company shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (6) any combination of the foregoing methods of payment; or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. Different methods of payment of an Option exercise price have different tax consequences for holders of Options. Each Optionee should consult his or her own tax advisor before deciding what method of payment he or she will use to pay the exercise price of an Option. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration other than cash at the time of any Option exercise.

     9. Exercise of Option.

          (a) General.

               (i) Exercisability. Any Option granted hereunder shall be fully vested and immediately exercisable as of the date of grant.

               (ii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

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               (iii) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration other than cash at the time of any Option exercise.

               (iv) Additional Condition to Exercise. Where the Shares to be acquired on exercise of the Option are considered to be “restricted securities” as defined in Part 7, Chapter 2 Income Tax (Earnings and Pensions) Act 2003 (ITEPA) (such determination to be at the sole discretion of the Administrator), it is a condition of exercise that the Optionee enter into a joint election with his employing company pursuant to section 431 Part 7 Chapter 2 ITEPA (or any other election, as the Company may direct, for the same purpose).

        Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (iv) Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

          (b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee’s Continuous Service Status prior to the expiration of an Option’s term as set forth in Section 7 of this Plan, the Optionee may exercise the Option until the expiration of the Option term.

          (c) Death of Optionee. In the event of the death of an Optionee during the original term of an Option granted under this Plan, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time prior to the end of one (1) year after the death of the Optionee.

          (d) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Taxes.

          (a) As a condition of the exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make

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such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option and the issuance of Shares in addition to the tax obligations set forth in Section 10(g). The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 10 (whether pursuant to Section 10(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

          (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

          (c) In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 10, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

          (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 10(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

          (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 10(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 10(d) above must be made on or prior to the applicable Tax Date.

          (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

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          (g) In addition to any tax withholding obligations, the Participant shall be accountable for any income tax and national insurance liability (or their equivalent in any non-UK jurisdiction) which is chargeable on any assessable income deriving from the grant or exercise of, or other dealing in, any Option held by the Participant. The Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary or Affiliate of the Company which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

               (i) any income tax liability which falls to be paid to the Inland Revenue by the Company (or the relevant employing Subsidiary or Affiliate) under the PAYE system as it applies to income tax under Part 11 ITEPA and the PAYE regulations referred to in it (or the equivalent in any non-UK jurisdiction); and

               (ii) any national insurance liability which falls to be paid to the Inland Revenue by the Company (or the relevant employing Subsidiary or Affiliate) under the modified PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it (or the equivalent in any foreign jurisdiction); such national insurance liability being the aggregate of:

                    (x) all the Participant’s primary national insurance contributions; and

                    (y) 100% of the employer’s secondary national insurance contributions.

Any reference to a national insurance liability shall be deemed to include an equivalent social security liability in any non-UK jurisdiction.

          (h) Pursuant to the indemnity referred to in Section 10(g), the Participant shall make such prior arrangements as the Company requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

               (i) making a cash payment (including the deduction from salary) of an appropriate amount to the Company or relevant employing Affiliate or Subsidiary; or

               (ii) appointing the Company as agent and/or attorney for the sale of Shares and authorizing the payment to the Company or relevant employing Affiliate or Subsidiary of the Company of the appropriate amount out of the net proceeds of sale of the Shares; and

               (iii) entering into an election whereby the employer’s liability for secondary national insurance contributions is transferred to the Participant on terms set out in the election and approved by the Inland Revenue.

The Company shall not be required to issue any Shares under the Plan until such arrangements to pay the Tax Liabilities are made.

     11. Non-Transferability of Options.

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          (a) General. Except as set forth in this Section 11, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 11.

          (b) Limited Transferability Rights. The Administrator may in its discretion grant transferable Options pursuant to Option Agreements specifying the manner in which such Options are transferable.

     12. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the number of Shares set forth in Section 3, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

          (c) Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

          For purposes of this Section 12(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or

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the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 12); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (d) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

          (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 12 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. No amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

          (c) Accounting Issues. Notwithstanding anything else to the contrary in this Section 14, the Administrator may at any time amend or adjust the Plan or an outstanding Option granted under the Plan without the consent of the affected Participant(s) if such amendment or adjustment is necessary to avoid the Company’s incurring adverse accounting charges, except any charges resulting solely from the fair market value of an option exceeding the exercise price on the date of exercise.

     15. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall

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not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

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